As filed with the Securities and Exchange Commission on May 26, 2026

1933 Act Registration No. 333-283221

 1940 Act Registration No. 811-24023

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 97	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☐
Amendment No. 101	☒

REX ETF Trust

 777 Brickell Avenue, Suite 500

Miami, Florida 33131

(203) 654-7008

(Registrant’s Exact Name, Address and Telephone Number)

Robert Rokose

Chief Financial Officer

REX Advisers, LLC

1241 Post Road

Fairfield, Connecticut 06824

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, Illinois 60606

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (date) pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On (date) pursuant to paragraph (a) of Rule 485.

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectus for REX Photonics ETF

Part B – Statement of Additional Information for REX Photonics ETF

Part C – Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
May 26, 2026

REX ETF TRUST

PROSPECTUS

REX Photonics ETF (_____)

[                     ], 2026

The fund set forth above (the “Fund”) is a series of REX ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on [_____](“[_____]” or the “Exchange”).

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

REX Photonics ETF

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index comprised of companies in the photonics industry.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[_____]%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	[_____]%
Total Annual Fund Operating Expenses	[_____]%

(1) “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Fund Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[_____]	$[_____]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

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Principal Investment Strategies

The Fund seeks to track the investment results, before fees and expenses, of the [_____] (the “Index”), which tracks the performance of a portfolio of publicly traded companies that derive a significant portion of their revenue from the design, manufacture, or deployment of photonic devices, components, and systems. Photonics – the science and technology of generating, controlling, and detecting light – is a foundational enabler of artificial intelligence infrastructure, high-speed data communications, advanced sensing, and industrial automation. While the Fund will seek primarily to invest in the equity security constituents of the Index directly, it may also seek exposure to the constituents through derivative instruments, such as swap agreements. The Index is developed, maintained and sponsored by [_____] (the “Index Provider”). REX Advisers, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index and in financial instruments that provide exposure to securities that comprise the Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

Where the Fund uses swap agreements to gain exposure to Index constituents, these will generally be total return swap agreements entered into with one or more major financial institutions, pursuant to which the Fund and the counterparty agree to exchange the total return on specified Index constituents. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. The Fund expects to use swap agreements to supplement its direct equity holdings in circumstances where direct investment in certain Index constituents may not be practicable, including in order to comply with applicable tax diversification requirements.

To serve as collateral in connection with the Fund’s swap agreements, the Fund may invest in the following instruments: U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; money market funds; and cash and cash equivalents. The Fund may also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”).

A Box Spread is an offsetting set of options, including standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”), that have risk and return characteristics similar to cash equivalents. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The underlying reference asset for the options that make up the Box Spread is expected to be a broad-based securities market index or an ETF that tracks such broad-based securities market index.

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The Fund will be concentrated (i.e., invests more than 25% of Fund assets) in an industry or a group of industries to the extent that the Index is so concentrated. As of [______], 2026, the Fund had significant investments in [____], although this may change from time to time. The Fund’s investments will change as the Index changes and, as a result, the Fund may have significant investments in investment sectors that it may not have had as of [______], 2026. To the extent the Fund invests a significant portion of its assets in a given investment sector, the Fund may be exposed to the risks associated with that investment sector.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Index

To be eligible for inclusion in the Index, a company must be listed on a US-based stock exchange, as determined by the Index Provider, and meet the following criteria: (1) minimum market capitalization of $100 million; (2) free-float (i.e., the portion of shares that are publicly available) of at least 10%; and (3) three-month average daily traded value of $300,000.

The Index Provider identifies “Photonics Companies” based on a mutually exclusive, collectively exhaustive (MECE) classification of the photonics value chain into three thematic sub-themes:

1.	Optical Transceivers & Co Packaged Optics (CPO) Leaders: Companies primarily engaged in the production of pluggable optical modules (100G to 1.6T and beyond) and advanced co-packaged optics engines that convert electrical signals to optical signals and back. This group captures the core “pluggable” component of AI data center and telecommunications networks.

2.	Upstream Enablers – Materials, Components, Design & Manufacturing Equipment: Companies providing the foundational inputs for photonic devices, including compound semiconductor substrates (GaAs, InP, SOI), active and passive optical components (laser diodes, VCSELs, modulators, detectors, PLCs, AWGs), electronic design automation (EDA) software for photonic integrated circuits (PICs), and specialized manufacturing and test equipment (epitaxy tools, wafer fab, optical test & measurement).

3.	Downstream Applications – Cables, Interconnects, Sensors, Lasers & Network Infrastructure: Companies that deploy photonic technology in end-user systems and large-scale infrastructure. This includes optical fiber, active electrical cables (AECs), connectors and interconnect systems, LiDAR and other photonic sensors, industrial high power laser systems, and wide area optical networking equipment (ROADMs, DCI, subsea cables).

The Index allocates an aggregate weight of 70% at rebalance to companies that are identified as pure-plays within the Optical Transceivers & Co Packaged Optics (CPO) Leaders group, with constituents in this group weighted equally. Index allocates an aggregate weight of 15% to the Upstream Enablers group, and an aggregate weight of 15% to the Downstream Applications group, with constituents within each group weighted using a modified free-float market capitalization weighting mechanism that takes into consideration each company’s revenue exposure to the respective sub-theme.

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The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s derivative instruments, including swap agreements, and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to gain exposure to the Index or its constituents. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SWAP COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, including swap agreements. The Fund expects to obtain exposure to the Index through swap agreements with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings may consist in significant part of contractual claims against counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance.

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BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete.

DIVIDEND RISK. There is no guarantee that the issuers of the Fund’s portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

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HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any of its agents, will compile the Index accurately, or that the Index will be constructed, maintained, compiled, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index Provider and its agents to accurately construct, maintain, compile, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors with respect to the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisers. For example, during a period where the Index contains incorrect constituents, tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. None of the Fund or Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Aside from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of Index constituents.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LIQUIDITY RISK. Some investments held by the Fund, including swap agreements, may be difficult to sell or be illiquid, particularly during times of market turmoil. In particular, there is expected to be no secondary market for the swap agreements entered into with the swap counterparty, and the only source of liquidity for such instruments is anticipated to be the swap counterparty. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

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market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

NEW FUND RISK. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

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NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

PHOTONICS COMPANIES RISK. Companies involved in photonics (“Photonics Companies”) may face intense competition, changing government regulation, and risk that one or more products may become obsolete due to a rapidly-changing technological landscape. As a result of these factors and others, securities of Photonics Companies may face increased price volatility. Certain Photonics Companies may face increased risks due to concentration of product lines, or limited markets, financial resources, or personnel. Photonics Companies may also be susceptible to the impact of geopolitics and government regulation on the photonics industry and downstream users of photonics products and technology. Additionally, the success of Photonics Companies is impacted by the broader adoption of related technologies, including artificial intelligence, data center infrastructure, and advanced telecommunications networks. Photonics Companies are also subject to risks related to: supply chain disruptions, including dependence on specialized raw materials such as compound semiconductors (GaAs, InP) and rare earth elements that may be subject to export controls or geopolitical supply constraints; customer concentration risk, as a significant portion of revenue may be derived from a limited number of hyperscale data center operators or telecommunications carriers; rapid product cycle obsolescence, as successive generations of optical transceivers may render existing inventory and manufacturing capacity uneconomic; significant capital expenditure requirements for fabrication and manufacturing facilities; dependence on intellectual property protection in jurisdictions with varying enforcement standards; and sensitivity to fluctuations in capital expenditure budgets of end-market customers, particularly in the data center and telecommunications sectors.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund Shares will approximate the Fund’s NAV, there may be times when the market price of Fund Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Fund Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

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SMALL AND/OR MID CAPITALIZATION COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than large capitalization companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than large capitalization companies.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund’s portfolio may consist in part of swap agreements and other derivative instruments that may be difficult to value accurately. The value of the swap agreements may differ from the published index value due to factors such as transaction costs, counterparty pricing methodologies, or timing differences. As a result, the redemption value of the swap agreements may not precisely match the index value, which could affect the Fund’s NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for certain holdings of the Fund, the ability of the Fund to value such holdings may become more difficult. Therefore, the Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

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Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.rexshares.com/[____] and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Matthew Pelletier and Matthew Holcomb. Each has served as a portfolio manager since the Fund’s inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.rexshares.com/[______].

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Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is a series of the Trust and is regulated as an “investment company” under the 1940 Act. The Trust is organized as a Delaware statutory trust. The Fund is treated as a separate fund with its own investment objective and policies. The Fund operates as an index fund and is not actively managed. The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index and in financial instruments that provide exposure to securities that comprise the Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Index is developed, maintained and sponsored by the Index Provider. While the Index Provider may consult with the Adviser, prior to effectuating a material change to the Index methodology, the Adviser maintains no discretion with regard to the compilation and composition of the Index or any changes thereto as such discretion ultimately lies with the Index Provider. The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity. The Index Provider is not affiliated with the Fund, the Adviser, or the Fund’s distributor.

The Fund will generally invest in all of the securities comprising the Index (and financial instruments that provide exposure to securities that comprise the index in approximate proportion to their weightings in the Index). However, under various circumstances, where this strategy is not possible or practicable, the Fund may purchase a sample of securities in the Index. The Fund may utilize sampling when there are practical difficulties or substantial costs involved in replicating the Index, including to address tax and regulatory issues and respond to trading halts and other issues related to the liquidity of Index constituents. There may also be instances in which the Adviser will overweight certain securities in the Index, purchase securities not in the Index which the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

While the Fund will seek primarily to invest in the equity security constituents of the Index directly, it may also seek exposure to the constituents through derivative instruments, such as swap agreements. Where the Fund uses swap agreements to gain exposure to Index constituents, these will generally be total return swap agreements entered into with one or more major financial institutions, pursuant to which the Fund and the counterparty agree to exchange the total return on specified Index constituents. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. The Fund expects to use swap agreements to supplement its direct equity holdings in circumstances where direct investment in certain Index constituents may not be practicable, including in order to comply with applicable tax diversification requirements.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”). There can be no assurance that the Fund’s objective will be achieved.

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While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index and in financial instruments that provide exposure to securities that comprise the Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

The Index is rebalanced and reconstituted quarterly, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated (i.e., invests more than 25% of Fund assets) in an industry or a group of industries to the extent that the Index is so concentrated. The Fund is classified as “non-diversified” under the 1940 Act.

More information regarding the Index, including additional detail on the Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, the Adviser or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of, this prospectus.

The Fund may also invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to such securities, including ETFs which are advised by the Adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and such affiliated ETFs will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

The Fund’s investments are subject to certain requirements imposed by law and regulation, as well as the Fund’s investment strategy. These requirements are generally applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

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Additional Risks of Investing in the Fund

There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Principal Risks

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s derivative instruments, including swap agreements, and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DEPOSITARY RECEIPTS RISK. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to gain exposure to the Index or its constituents. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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SWAP COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, including swap agreements. The Fund expects to obtain exposure to the Index through swap agreements with a limited number of counterparties and will likely enter into swap agreements with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings may consist in significant part of contractual claims against counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance. The Fund may have substantial exposure to a single counterparty, further magnifying this risk. Certain counterparties may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. Furthermore, there can be no guarantee that there will be any swap counterparty willing or able to enter into a total return swap with the Fund. If the Fund is unable to enter into total return swaps because it cannot identify a willing swap counterparty, the Adviser will be unable to implement the Fund’s investment strategy and the Fund may fail to achieve its investment objective.

BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

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FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. In addition, a less liquid trading market may adversely impact the price of the FLEX Options, which could cause the Fund to experience losses on its FLEX Options positions. Unlike exchange-traded standardized options, FLEX Options are customized, and there is a risk that the clearing facility may not be able to match the terms of all FLEX Option positions on a particular expiration date, which could lead to potential losses for the Fund.

DIVIDEND RISK. There is no guarantee that the issuers of the Fund’s portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

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INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any of its agents, will compile the Index accurately, or that the Index will be constructed, maintained, compiled, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index Provider and its agents to accurately construct, maintain, compile, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors with respect to the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisers. For example, during a period where the Index contains incorrect constituents, tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. None of the Fund or Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Aside from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of Index constituents.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LIQUIDITY RISK. Some investments held by the Fund, including swap agreements, may be difficult to sell or be illiquid, particularly during times of market turmoil. In particular, there is expected to be no secondary market for the swap agreements entered into with the swap counterparty, and the only source of liquidity for such instruments is anticipated to be the swap counterparty. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

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Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

NEW FUND RISK. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The market price of Fund Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Fund Shares on the Exchange. The Adviser cannot predict whether Fund Shares will trade below, at or above their NAV because the Fund Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Fund Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained. During stressed market conditions, the market for Fund Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of Fund Shares and their NAV and the bid/ask spread on Fund Shares may widen. This risk is heightened in times of market volatility or periods of steep market declines.

PHOTONICS COMPANIES RISK. Companies involved in photonics (“Photonics Companies”) may face intense competition, changing government regulation, and risk that one or more products may become obsolete due to a rapidly-changing technological landscape. As a result of these factors and others, securities of Photonics Companies may face increased price volatility. Certain Photonics Companies may face increased risks due to concentration of product lines, or limited markets, financial resources, or personnel. Photonics Companies may also be susceptible to the impact of geopolitics and government regulation on the photonics industry and downstream users of photonics products and technology. Additionally, the success of Photonics Companies is impacted by the broader adoption of related technologies, including artificial intelligence, data center infrastructure, and advanced telecommunications networks. Photonics Companies are also subject to risks related to: supply chain disruptions, including dependence on specialized raw materials such as compound semiconductors (GaAs, InP) and rare earth elements that may be subject to export controls or geopolitical supply constraints; customer concentration risk, as a significant portion of revenue may be derived from a limited number of hyperscale data center operators or telecommunications carriers; rapid product cycle obsolescence, as successive generations of optical transceivers may render existing inventory and manufacturing capacity uneconomic; significant capital expenditure requirements for fabrication and manufacturing facilities; dependence on intellectual property protection in jurisdictions with varying enforcement standards; and sensitivity to fluctuations in capital expenditure budgets of end-market customers, particularly in the data center and telecommunications sectors.

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The photonics industry has historically been subject to significant boom-and-bust cycles, including the fiber optic overbuild and subsequent collapse of 2000–2003. The current cycle of infrastructure buildout driven by artificial intelligence may exhibit similar characteristics if end-market demand does not materialize at anticipated levels, which could lead to excess inventory, declining average selling prices, and severe revenue contraction across the photonics value chain. Changes in government policy, including increased restrictions on the export of advanced photonic and semiconductor technologies to certain jurisdictions under the U.S. Export Administration Regulations, Entity List designations, tariffs, or sanctions, could materially reduce the addressable market for Photonics Companies and adversely affect their financial condition. Additionally, the photonics industry is undergoing a structural transition from discrete pluggable optical modules toward co-packaged optics (CPO) and silicon photonics integration directly onto electronic packages. Companies focused on existing pluggable form factors face displacement risk if CPO adoption accelerates, while companies investing in CPO face the risk of slower-than-expected adoption. This technology transition could render certain companies’ products, manufacturing processes, and capital investments obsolete. Furthermore, the universe of publicly traded Photonics Companies meeting the Index’s eligibility criteria is relatively limited. This constrained investable universe may result in heightened concentration in a small number of issuers, increased sensitivity to individual company events, and the potential for Index reconstitutions to include companies with less direct photonics exposure or lower liquidity.

SMALL AND/OR MID CAPITALIZATION COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than large capitalization companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than large capitalization companies.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

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VALUATION RISK. The Fund’s portfolio may consist in part of swap agreements and other derivative instruments that may be difficult to value accurately. The value of the swap agreements may differ from the published index value due to factors such as transaction costs, counterparty pricing methodologies, or timing differences. As a result, the redemption value of the swap agreements may not precisely match the index value, which could affect the Fund’s NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for certain holdings of the Fund, the ability of the Fund to value such holdings may become more difficult. Therefore, the Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Non-Principal Risks

AFFILIATED FUND RISK. In managing the Fund, the Adviser may select affiliated funds for investment. The Adviser may be subject to potential conflicts of interest in selecting affiliated funds because the fees paid to the Adviser by affiliated funds may be higher than the fees charged by other funds. Additionally, the Adviser may have an incentive to invest in affiliated funds to enhance the affiliated funds’ appeal to other investors, improve liquidity and trading, or support their investment strategies. These conflicts could result in the Fund investing in an affiliated fund instead of a comparable unaffiliated alternative. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest.

BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

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ETF RISK. The Fund may invest in shares of ETFs. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities held by the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

TAX RISK. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivative instruments it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in derivative instruments were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Management of the Fund

The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, distributor, custodian and fund administrator and fund accountant.

Investment Adviser

REX Advisers, LLC (the “Adviser”), 1241 Post Road, Second Floor, Fairfield, Connecticut 06824, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023.

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Under the investment management agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Adviser. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate specified in the table below:

Fund	Management Fee
REX Photonics ETF	[____]%

Under the Investment Management Agreement, the Adviser is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and extraordinary expenses.

The Fund may invest in affiliated ETFs that are managed by the Adviser. Accordingly, the Adviser and its affiliates may receive certain “fall-out benefits” in connection with the implementation of the Fund’s investment strategies. The Adviser and its affiliates may receive additional compensation, including advisory fees, from such affiliated ETFs. The indirect portion of the advisory fees that the Fund incurs through such investments in affiliated ETFs is in addition to the management fee payable to the Adviser by the Fund and is not subject to any offset, reduction or waiver.

Portfolio Managers

Matthew Pelletier and Matthew Holcomb serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund.

●	Matthew Pelletier, Lead Portfolio Manager of the Adviser. Matthew Pelletier is a portfolio manager of the Fund. Mr. Pelletier joined an affiliate of the Adviser in 2021 as Managing Director of Portfolio Management. Previously, he held positions in Fixed Income Sales and Trading at BNP Paribas, Bank of the West and Susquehanna International Group. Mr. Pelletier has more than 20 years of experience in Banking and Financial Services. Mr. Pelletier earned an MBA from the University of California at Davis.

●	Matthew Holcomb, Managing Director and Head of Trading of the Adviser. Matthew Holcomb is a portfolio manager of the Fund. Mr. Holcomb joined Adviser in 2025 as Senior Vice President, Senior Trader and Portfolio Manager. Previously, he was the Senior Trader, Portfolio Manager, and Business Leader for Ridgefield Capital Asset Management for over 20 years. Mr. Holcomb has more than 20 years of experience in Banking and Financial Services.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.rexshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

How to Buy and Sell Shares

Most investors will buy and sell Fund Shares through broker-dealers at market prices. Fund Shares are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Fund Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of Fund Shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Fund Shares outstanding of the Fund.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which the Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire Fund Shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 Fund Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one (1) day after the AP’s redemption request is received, in accordance with the process set forth in the SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act.

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The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Fund Shares and is recognized as the owner of all Fund Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

Fund Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that Fund Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Fund Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

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No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Fund Shares purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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Sale of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

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Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to determine the fair value of the Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before the Fund calculates its NAV. Generally, when determining the fair value of the Fund investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, serves as the administrator, transfer agent and fund accountant for the Trust.

U.S. Bank National Association serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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Index Provider and Disclaimers

The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-license arrangement with the Adviser, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

[Disclaimer to be added]

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.rexshares.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The SEC has adopted Rule 12d1-4 under the 1940 Act. The Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

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Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information is therefore not available.

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REX ETF TRUST

REX Photonics ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Fund’s SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at 1-800-617-0004, on the Fund’s website at www.rexshares.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

REX ETF Trust

777 Brickell Avenue, Suite 500

Miami, Florida 33131

1-800-617-0004

www.rexshares.com

SEC File No. 333-283221

811-24023

Subject to Completion May 26, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

REX ETF TRUST

Statement of Additional Information

REX Photonics ETF ([___])

[_____, 2026]

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated [_____, 2026], as it may be revised from time to time (the “Prospectus”), for the fund set forth above (the “Fund”), a series of the REX ETF Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust at REX ETF Trust, 777 Brickell Avenue, Suite 500, Miami, Florida 33131, or by calling toll-free at 1-800-617-0004. You may also obtain a Prospectus by visiting the Fund’s website at www.rexshares.com. The Fund lists and principally trades its shares on [_____] (“[_____]” or the “Exchange”).

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

Neither the SEC nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

- ii -

General Description of the Trust and the Fund

The Trust was organized as a Delaware statutory trust on October 24, 2024, and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates solely to the Fund, which is “non-diversified” as that term is defined in the 1940 Act. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

REX Advisers, LLC serves as the Fund’s investment adviser (“REX Advisers” or the “Adviser”). Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”).

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders. Subject to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder of the Fund may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

The Fund’s shares (“Fund Shares”) list and principally trade on [_____] (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual Fund Shares. Instead, the Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” have contractual arrangements with the Fund or the Distributor to purchase and redeem the Fund’s Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.”

The Trust reserves the right to permit creations and redemptions of Fund Shares to be made in-kind for securities in which the Fund invests and/or cash. Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Fund Shares are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% in the industry or group of industries that the Index is so concentrated. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of these limitations, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

With respect to the fundamental policies relating to concentration set forth in restriction (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in restriction (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Prospectus.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the [__] (the “Index”) and in financial instruments that provide exposure to the Index. The Index tracks the performance of a portfolio of publicly traded companies that derive a significant portion of their revenue from the design, manufacture, or deployment of photonic devices, components, and systems. Each security selected for inclusion in the Index is defined as a “Photonics Company.” For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in the Fund’s portfolio holdings and financial instruments. There can be no assurance that the Fund will meet its stated objective.

Types of Investments

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Options Contracts. The Fund will buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option the Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for the Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Securities self-regulatory organizations (e.g., the exchanges and the Financial Industry Regulatory Authority (“FINRA”)) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which the Fund may buy or sell. While the Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom the Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.

FLexible EXchange (“FLEX”) Options. The Fund will also utilize FLEX Options. FLEX Options are a type of listed options contract with uniquely customizable terms that allow investors to customize key terms like style, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Swap Agreements. The Funds may enter into swap agreements. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. The Funds may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

Box Spreads. The Fund may utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4”), the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Fund in its securities lending activities, or for other reasons. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective(s). The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

As of the date of this SAI, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Investment Risks

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s Shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk

The Fund is susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. The Fund has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third party service providers.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up; (iii) liquidity risk and valuation risk, e.g., debt securities generally do not trade on a securities exchange, making them generally less liquid and more difficult to value than common stock; (iv) call risk and income risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates; and (v) extension risk, e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer. Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of Fund Shares and can result in losses that exceed the amount originally invested. The success of the Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

1.	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

2.	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

3.	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4.	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

5.	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Equity Securities Risk

Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Index Provider Risk

There is no assurance that the Index Provider, or any of its agents, will compile the Index accurately, or that the Index will be constructed, maintained, compiled, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index Provider and its agents to accurately construct, maintain, compile, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors with respect to the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisers. For example, during a period where the Index contains incorrect constituents, tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. None of the Fund or Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Aside from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of Index constituents.

Large Capitalization Companies Risk

Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk

The Funds may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating a Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If a Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of a Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Options Contracts Risk

The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio manager to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

Small and Mid-Capitalization Companies Risk

The Fund may invest in small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The prices of small and mid-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid-capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Swap Agreements Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if the Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if the Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Trading Issues Risk

Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in Fund Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

United States Risk

Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Valuation Risk

The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, maybe subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are three Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (the “Interested Trustee”) and two of whom are Trustees who are not officers or employees of REX Advisers or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment adviser. Each Trustee, except for Greg King, is an Independent Trustee. Greg King is deemed an Interested Trustee of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Interested Trustee(1)
Greg King Year of Birth: 1974	Interested Trustee	Since 2025	Chief Executive Officer, REX Shares LLC (2015-present); Chief Executive Officer, REX Financial LLC (2015-present); Chief Executive Officer, Osprey Funds, LLC (2019-present)	__	None.
Independent Trustees
Jason Lu Year of Birth: 1987	Trustee	Since 2025	Chief Operating Officer, Ransky Capital LLC (2023-present); Chief Investment Officer, Komodo Bay Capital Management Inc. (2020-present); Trader, 4170 Trading (2018-2020)	__	Director, Athena Bitcoin Global (2020-2023, 2024-present); Director, GlobalStake, LLC (2022-2025); Director, AK Hospitality Group, LLC (2023-2024); Director, Vaultminer Technology Corp. (2021-2024);
Richard Shorten Year of Birth: 1967	Trustee	Since 2025	Founder and Managing Member, Silvermine Capital Advisors, LLC (2020-present); Chief Executive Officer and Manager, GlobalStake, LLC (2020-present); Managing Member, Lucky Friday Labs, LLC (2020-present)	__	Director, ePublishing, LLC (2020-present); Director, BeaconLive, LLC (2020-present)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Officers
Greg King Year of Birth: 1974	Chief Executive Officer; President	Since 2025	Chief Executive Officer, REX Shares LLC (2015-present); Chief Executive Officer, REX Financial LLC (2015-present); Chief Executive Officer, Osprey Funds, LLC (2019-present)	__	None.
Robert Rokose Year of Birth: 1970	Chief Financial Officer; Chief Accounting Officer; Treasurer	Since 2025	Chief Financial Officer, Osprey Funds, LLC (2020-present); Chief Financial Officer, REX Shares LLC (2020-present)	__	None.
Greg Collett Year of Birth: 1971	Secretary	Since 2025	General Counsel, REX Financial LLC (2024-present); General Counsel, SwapGlobal (2022-2024); President, BlockFi I NB (2021-2022); Head of Investment Products, BlockFi I NB(2021); Director, World Gold Council (2014-2020)	__	None.
Soth Chin Year of Birth: 1966	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Managing Member, Fit Compliance, LLC (financial services compliance and consulting firm) (2016-present)	__	None.
(1)	Greg King is deemed an “interested person” of the Trust, as defined by the 1940 Act, due to his position at REX Financial, Inc., the parent company of the Adviser.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the REX Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future funds issued by the Trust (each, a “REX Fund” and collectively, the “REX Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, REX Advisers or any of its affiliates. Greg King, an Interested Trustee, serves as the Chairman of the Board of Trustees for each fund in the REX Fund Complex.

The same three persons serve as Trustees on the Board of Trustees and are anticipated to serve on the Board of Trustees of all other funds in the REX Fund Complex. The unitary board structure was adopted for the REX Fund Complex because of the efficiencies it achieves with respect to the governance and oversight of the REX Funds. Each REX Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the REX Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the REX Funds, including among any such exchange-traded funds, the Board of Trustees of the REX Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all REX Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the REX Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the REX Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review the Fund’s performance. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Jason Lu and Richard Shorten are members of the Nominating Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to REX ETF Trust, 777 Brickell Avenue, Suite 500, Miami, Florida 33131. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Fund Shares owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the “1934 Act”); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. During the fiscal period ended December 31, 2025, the Nominating Committee held one meeting.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Jason Lu and Richard Shorten serve on the Audit Committee. During the fiscal period ended December 31, 2025, the Audit Committee held three meetings.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, if applicable, is performed primarily at the Board of Trustees level in conjunction with the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer.

The Board of Trustees has appointed a CCO who oversees the implementation and evaluation of the Fund’s compliance program. Soth Chin of Fit Compliance, LLC serves as CCO and Anti-Money Laundering Officer of the Trust. In a joint effort between the Trust and Fit Compliance, LLC to ensure the Trust complies with Rule 38a-1 under the 1940 Act (“Rule 38a-1”), Fit Compliance, LLC has agreed to render services to the Trust by entering into a Chief Compliance Officer Support Agreement (the “CCO Support Agreement”) with the Trust. Pursuant to the CCO Support Agreement, Fit Compliance, LLC designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Soth Chin currently serves in such capacity under the terms of the CCO Support Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board of Trustees meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Interested Trustee.

Mr. King is the founder and Chief Executive Officer of REX Financial LLC. Mr. King is also the Chief Executive Officer of REX Shares LLC and Osprey Funds, LLC, and was previously the Chief Executive Officer and co-founder of VelocityShares. As the creator of several industry innovations, including filing a patent for the first exchange-traded note in 2006 for Barclays, Mr. King has created and launched over 100 exchange-traded funds and exchange-traded notes for Barclays, Credit Suisse, and Global X Funds. He has an M.B.A. from University of California, Davis and is a CFA Charterholder.

Independent Trustees.

Mr. Lu has several years of experience in trading and investing in various asset classes, including crypto, commodities, and fixed income. He is currently the Chief Investment Officer of Komodo Bay Capital Management Inc., a private investment advisory firm based in Miami, and the Chief Operating Officer and Partner of Ransky Capital LLC, a proprietary trading firm with locations in Chicago, Miami, and Spain. He is also a board member of Athena Bitcoin Global, a crypto ATM network. He previously served on the board of directors of GlobalStake, LLC, a blockchain technology company, Vaultminer Technology Corp, a crypto mining company, and AK Hospitality Group, LLC, a restaurant and hotel operator. He was formerly a trader at 4170 Trading, a crypto and traditional financial products trading firm, Old Mission Capital, LLC and Old Mission Markets LLC, a broker dealer and market maker, and MSR Investments, a commodity trading advisor. He graduated from the University of Illinois Urbana-Champaign in 2008 with a dual degree in Electrical Engineering and Economics.

Mr. Shorten has over 25 years of experience in the fields of investment management, blockchain technology, digital media and corporate law. He is the founder and managing member of Silvermine Capital Advisors, LLC, which manages several private funds and accounts focused on blockchain and digital assets. He is also the Chief Executive Officer and manager of GlobalStake, LLC, a blockchain and AI infrastructure provider, and the managing member of Lucky Friday Labs, LLC, a blockchain development company. In addition, he is a co-owner and director of ePublishing, LLC, a digital publishing enablement company, and a director of BeaconLive, LLC, a continuing legal education and webinar services company. Prior to founding Silvermine Capital Advisors in 2017, he served on the board of directors of five public companies. He began his career as a corporate finance and mergers and acquisitions attorney at Cravath Swaine and Moore, where he worked from 1992 to 1996. He holds a J.D. from Rutgers Law School and a B.A. in Economics and French from Colgate University.

Each Independent Trustee is paid a fixed annual retainer of $12,000. These fees will be allocated equally among each fund in the REX Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the estimated aggregate compensation to be paid to them for services to the REX Fund Complex for the fiscal year ended December 31, 2026. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by REX Advisers.

Name of Trustee	Total Compensation from The Fund	Total Compensation from the REX Fund Complex
Jason Lu	$[__]	$12,000
Richard Shorten	$[__]	$12,000

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the REX Fund Complex as of December 31, 2025:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the REX Fund Complex
Interested Trustee
Greg King	[__]	$10,001–$50,000
Independent Trustees
Jason Lu	[__]	None
Richard Shorten	[__]	None

Greg King, the Chief Executive Officer of REX Shares LLC and REX Financial LLC, both of which are entities under common control with the Adviser, served as a board member to GlobalStake, LLC from August 2022 to his resignation in May 2025. Richard Shorten, an Independent Trustee of the Trust, serves as the Chief Executive Officer and Manager of GlobalStake, LLC.

As of [_____], the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of [_____], the officers of the Trust and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund has not yet commenced operations and, accordingly, this information is not yet available.

Investment Adviser and Other Service Providers

Investment Adviser. REX Advisers, LLC (“REX Advisers” or the “Adviser”), 1241 Post Road, Second Floor, Fairfield, Connecticut 06824, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023.

Pursuant to an investment management agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Adviser manages the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes (of any kind or nature, including, but not limited to, income, excise, transfer and withholding taxes), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants) or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), acquired fund fees and expenses, accrued deferred tax liability, fees and expenses payable related to the provision of securities lending services, legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund has agreed to pay the Adviser an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Fund	Management Fee
REX Photonics ETF	[__]%

Under the Investment Management Agreement, the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for an original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Portfolio Managers. Matthew Pelletier and Matthew Holcomb serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund.

●	Matthew Pelletier, Lead Portfolio Manager of the Adviser. Matthew Pelletier is a portfolio manager of the Fund. Mr. Pelletier joined an affiliate of the Adviser in 2021 as Managing Director of Portfolio Management. Previously, he held positions in Fixed Income Sales and Trading at BNP Paribas, Bank of the West and Susquehanna International Group. Mr. Pelletier has more than 20 years of experience in Banking and Financial Services. Mr. Pelletier earned an MBA from the University of California at Davis.

●	Matthew Holcomb, Senior Vice President, Senior Trader and Portfolio Manager of the Adviser. Matthew Holcomb is a portfolio manager of the Fund. Mr. Holcomb joined the Adviser in 2025 as Senior Vice President, Senior Trader and Portfolio Manager. Previously, he was the Senior Trader, Portfolio Manager, and Business Leader for Ridgefield Capital Asset Management for over 20 years. Mr. Holcomb has more than 20 years of experience in Banking and Financial Services.

Portfolio Manager Compensation. The portfolio managers do not receive any special or additional compensation from the Adviser for their services as portfolio managers. Each portfolio manager’s compensation is based solely on the overall financial operating results of the Adviser. Each portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management.

Portfolio Manager Ownership of the Fund’s Shares. As of the date of this SAI, the Fund has not yet commenced operations and, accordingly, none of the portfolio managers beneficially own the Fund’s Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts managed by the portfolio managers listed below are subject to performance based advisory fees. The information below is provided as of [_____].

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Matthew Pelletier	[__]	$[__]	[__]	$[__]	[__]	$[__]
Matthew Holcomb	[__]	$[__]	[__]	$[__]	[__]	$[__]

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Transfer Agent, Administrator and Fund Accountant. U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“USBGFS” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, administrator and fund accountant.

Pursuant to a fund administration servicing agreement, transfer agent servicing agreement and fund accounting servicing agreement between the Trust and USBGFS, USBGFS provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, USBGFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s Shares. As compensation for the administration, accounting and management services, the Adviser pays USBGFS a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. USBGFS also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Custodian. Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. U.S. Bank holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Adviser pays U.S. Bank an annual fee based on the Fund’s average daily net assets, subject to a minimum annual fee, and certain settlement charges. U.S. Bank also is entitled to certain out-of-pocket expenses.

The net proceeds that the Fund receives pursuant to its short sale of options contracts (if any) may be retained by the Fund’s prime broker(s) (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

Distributor. The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Fund’s Shares. Fund Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Fund Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in the section entitled “Creation and Redemption of Creation Units”) or DTC Participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Fund Shares or by a vote of a majority of its Board of Trustees (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Since the inception of the Fund, there have been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund’s expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s Shares or the amount received by a shareholder as proceeds from the redemption of the Fund’s Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy the Fund’s Shares.

Distribution and Service Plan. The Board of Trustees has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act (“Rule 12b-1”), which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Fund does not currently pay, and the Fund has no current intention to pay, Rule 12b-1 fees. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board of Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Fund Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of Fund Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Fund Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Fund Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Aggregations. Fund Shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund’s Shares.

Legal Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. Cohen & Company, Ltd. audits the Fund’s financial statements and performs other related audit services.

Index Provider and Disclaimers

The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-license arrangement with the Adviser, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

[Disclaimer to be added]

Brokerage Allocations

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.

The Adviser owes a fiduciary duty to its clients (including the Fund) to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu,” so long as such selection is in keeping with the foregoing policies. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (i) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (ii) cause clients to engage in more securities transactions than would otherwise be optimal; and (iii) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant.

The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all of Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund’s Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for the Fund’s Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on its website at www.rexshares.com. The Trust, Adviser and the Distributor will not disseminate non-public information concerning the Trust.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statement and other information provided for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Form N-PORT and Form N-CSR are available on the SEC’s website listed above.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser and has directed the Adviser to vote proxies consistent with the Fund’s best interests. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit A to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on its website at www.rexshares.com, by calling 1-800-617-0004 or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than 2:00 p.m., Eastern Time, on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The Closing Time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees.  The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees.  The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.  The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of the Fund’s Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of Rule 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.  An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Fund Shares. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each Fund Share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to the Fund Shares.

Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments. Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares in the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward. Net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership. As of the date of this SAI, the Fund has not yet commenced operations and, accordingly, has no capital loss carryforwards.

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of the Fund’s Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Fund Share, the Fund’s investments are generally valued using market prices to the extent such market quotations are readily available. If market quotations are not readily available, including if market quotations are deemed to be unreliable by the Adviser, the Fund will fair value such investments and use the fair value to calculate the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board of Trustees has designated the Adviser to perform the fair value determinations for the Fund’s portfolio holdings subject to the Board of Trustee’s oversight. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio holdings. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of the Fund’s Shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Performance Information

To obtain the Fund’s most current performance information, please call 1-800-617-0004 or visit the Fund’s website at www.rexshares.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The Fund has not yet commenced investment operations; therefore, financial statements are not yet available.

Exhibit A

PROXY VOTING POLICY AND PROCEDURES

REX ADVISERS, LLC

PROXY VOTING

Background

Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC-registered investment advisers that exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”) to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Policy

REX Advisers, LLC (“REX” or the “Adviser”), as a matter of policy and as a fiduciary obligation to our clients, maintains the responsibility for voting proxies for portfolio securities held by accounts in which it has discretionary authority. REX’s proxy voting policy must be approved by the Trust’s Board of Trustees in connection with registered investment companies (including REX Shares ETFs) it manages.

REX has delegated proxy voting matters to its Investment Committee where obligated to exercise proxy voting in the best interests of its clients (including ETFs and UCITS ETFs). REX maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our proxy policies and practices.

Procedures

As a fundamental practice, REX shall determine how to vote proxies based on our reasonable judgment of that vote insofar as what is most likely to produce favorable financial results for the clients or shareholders. In furtherance of this practice, REX has engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to obtain research and administrative support for its proxy voting obligations. Broadridge furnishes Proxy Policies & Insights Service modules (the “PPI Services”) that include access to its ProxyEdge® platform (which facilitates data flow and automated voting of proxy issues) and corporate governance voting instructions that are based on a data selection facilitated by REX. Broadridge, moreover, furnishes REX with website access to e-ballot and meeting information via proxyedge.com. Broadridge is not a proxy advisor and will not be making any recommendation as to the manner in which the Adviser should vote or the factors to consider when voting, on any matter, issue, candidate or ballot proposition.

Insofar as voting guidelines are concerned, REX will typically cast proxy votes in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders. Conversely, proxy votes will be cast against proposals having the opposite effect or in circumstances where (i) the cost of voting such proxy exceeds the expected benefit to the client; (ii) if the proxy authorizes a re-registration process imposing trading and transfer restrictions on the shares, commonly, referred to as “blocking.”

From time to time, it is possible that REX will decide (i) to vote shares held in client accounts differently from the vote of another client account holding the same security. Such actions may result from situations where clients are permitted to place reasonable restrictions on REX’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities; or (ii) to abstain from voting on behalf of client account(s) for good reason. For example, in the absence of specific voting guidelines from the client, REX will generally not vote proxies. If, however, REX elects to vote in these instances, REX’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. REX may determine to abstain from voting a proxy if, in doing so, is not in the best interest of the client.

REX, in exercising its proxy voting obligations, will identify any conflicts that exist between the interests of the Adviser and the client by reviewing the relationship of REX with the issuer of each security to determine if REX or any of its Supervised Persons has any financial, business or personal relationship with the issuer. If a material conflict of interest exists, the Investment Committee will request that the Adviser’s Chief Compliance Officer (“CCO”) or General Counsel to advise whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as, voting in a manner consistent with a predetermined voting guidelines (see above) or receiving an independent third party voting recommendation.

Recordkeeping

REX shall retain the following proxy voting records in a format and retention period as set forth in the Recordkeeping guidelines set forth in this Manual:

• Each proxy statement (which shall be maintained on the Adviser’s website or alternatively the Adviser’s website shall include instructions for investors to obtain the proxy voting records)

• Proxy Analysis Report, if applicable;

• Record of each vote cast or abstention (or “Ballot”) in a manner prescribed by the Proxy Voting Form.

• Documentation, if any, created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the CCO, if applicable.

• Clerical or administrative records generated on behalf of the Adviser by the Proxy Support Vendor.

• Form N-PX.

This policy and related procedures shall be reviewed at least annually and revised accordingly to maintain alignment with SEC rules and REX’s practices.

REX ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1) Certificate of Trust, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on November 14, 2024.

(2) Agreement and Declaration of Trust of the Registrant, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(b)	By-Laws of the Registrant, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(c)	Not applicable

(d)	(1) Investment Management Agreement between the Registrant and REX Advisers, LLC, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Amended Schedule A to Investment Management Agreement between the Registrant and REX Advisers, LLC.(2)

(e)	(1) Distribution Agreement between the Registrant and Foreside Fund Services, LLC, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Amended Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC.(2)

(f)	Not Applicable

(g)	(1) ETF Custody Agreement between the Registrant and U.S. Bank National Association, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Amended Exhibit ETF Custody Agreement between the Registrant and U.S. Bank National Association.(2)

(h)	(1) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Amended Exhibit A to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services.(2)

(3) ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(4) Amended Exhibit A to ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services.(2)

(5) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(6) Amended Exhibit A to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services.(2)

(7) Form of Subscription Agreement, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(8) Form of Authorized Participant Agreement, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(i)	Form of Opinion of Legal Counsel.(1)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	(1) Rule 12b-1 Distribution Plan, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Amended Schedule A to Rule 12b-1 Distribution Plan.(2)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Code of Ethics of Registrant, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(2) Code of Ethics of REX Advisers, LLC, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

(3) Code of Ethics of Distributor, not applicable per Rule 17j-1(c)(3)

(q)	Powers of Attorney, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-283221) filed on May 14, 2025.

__________________________

(1)	Filed herewith.

(2)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Article VII, Section 2 of the Declaration of Trust sets forth the following with regard to indemnification of the Trust’s “Agents” which includes any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

(a) Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of REX Advisers, LLC, the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of REX Advisers, LLC is incorporated by reference to the Form ADV filed by REX Advisers, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-128357).

Item 32.	Principal Underwriter

(a)      Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.	AdvisorShares Trust

8.	AFA Private Credit Fund

9.	AGF Investments Trust

10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.	AlphaCentric Prime Meridian Income Fund

13.	Alternative Strategies Income Fund

14.	American Century ETF Trust

15.	AMG ETF Trust

16.	Amplify ETF Trust

17.	Applied Finance Dividend Fund, Series of World Funds Trust

18.	Applied Finance Explorer Fund, Series of World Funds Trust

19.	Applied Finance Select Fund, Series of World Funds Trust

20.	Ardian Access LLC

21.	ARK ETF Trust

22.	ARK Venture Fund

23.	Bitwise Funds Trust

24.	BondBloxx ETF Trust

25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

26.	Bridgeway Funds, Inc.

27.	Brinker Capital Destinations Trust

28.	Brookfield Real Assets Income Fund Inc.

29.	Build Funds Trust

30.	Calamos Convertible and High Income Fund

31.	Calamos Convertible Opportunities and Income Fund

32.	Calamos Dynamic Convertible and Income Fund

33.	Calamos Global Dynamic Income Fund

34.	Calamos Global Total Return Fund

35.	Calamos Strategic Total Return Fund

36.	Carlyle Tactical Private Credit Fund

37.	Cascade Private Capital Fund

38.	Catalyst/Perini Strategic Income Fund

39.	CBRE Global Real Estate Income Fund

40.	Center Coast Brookfield MLP & Energy Infrastructure Fund

41.	Cliffwater Corporate Lending Fund

42.	Cliffwater Enhanced Lending Fund

43.	Coatue Innovative Strategies Fund

44.	Cohen & Steers ETF Trust

45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

47.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers

48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

51.	Davis Fundamental ETF Trust

52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions

53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

55.	Defiance Quantum ETF, Series of ETF Series Solutions

56.	Defiance Retail Kings ETF, Series of ETF Series Solutions

57.	Denali Structured Return Strategy Fund

58.	Dodge & Cox Funds

59.	DoubleLine ETF Trust

60.	DoubleLine Income Solutions Fund

61.	DoubleLine Opportunistic Credit Fund

62.	DoubleLine Yield Opportunities Fund

63.	DriveWealth ETF Trust

64.	EIP Investment Trust

65.	Ellington Income Opportunities Fund

66.	ETF Opportunities Trust

67.	Exchange Listed Funds Trust

68.	Exchange Place Advisors Trust

69.	FIS Trust

70.	FlexShares Trust

71.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust

72.	Forum Funds

73.	Forum Funds II

74.	Forum Real Estate Income Fund

75.	GMO ETF Trust

76.	GoldenTree Opportunistic Credit Fund

77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

78.	Grayscale Funds Trust

79.	Guinness Atkinson Funds

80.	Harbor ETF Trust

81.	Harris Oakmark ETF Trust

82.	Hawaiian Tax-Free Trust

83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

89.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust

90.	Innovator ETFs Trust

91.	Ironwood Institutional Multi-Strategy Fund LLC

92.	Ironwood Multi-Strategy Fund LLC

93.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

94.	John Hancock Exchange-Traded Fund Trust

95.	Kurv ETF Trust

96.	Lazard Active ETF Trust

97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

98.	Lone Peak Value Fund, Series of World Funds Trust

99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers

101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

103.	Manor Investment Funds

104.	MoA Funds Corporation

105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

106.	Morgan Stanley ETF Trust

107.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

108.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

109.	Morningstar Funds Trust

110.	NEOS ETF Trust

111.	Niagara Income Opportunities Fund

112.	NXG Cushing® Midstream Energy Fund

113.	NXG NextGen Infrastructure Income Fund

114.	OTG Latin American Fund, Series of World Funds Trust

115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

122.	Palmer Square Funds Trust

123.	Palmer Square Opportunistic Income Fund

124.	Partners Group Private Income Opportunities, LLC

125.	Perkins Discovery Fund, Series of World Funds Trust

126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

127.	Plan Investment Fund, Inc.

128.	Point Bridge America First ETF, Series of ETF Series Solutions

129.	Precidian ETFs Trust

130.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

134.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

135.	Renaissance Capital Greenwich Funds

136.	REX ETF Trust

137.	Reynolds Funds, Inc.

138.	RMB Investors Trust

139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

142.	Roundhill Cannabis ETF, Series of Listed Funds Trust

143.	Roundhill ETF Trust

144.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

146.	Roundhill Video Games ETF, Series of Listed Funds Trust

147.	Rule One Fund, Series of World Funds Trust

148.	Russell Investments Exchange Traded Funds

149.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

150.	Six Circles Trust

151.	Sound Shore Fund, Inc.

152.	SP Funds Trust

153.	Sparrow Funds

154.	Spear Alpha ETF, Series of Listed Funds Trust

155.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

156.	STF Tactical Growth ETF, Series of Listed Funds Trust

157.	Strategic Trust

158.	Strategy Shares

159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

160.	Tekla World Healthcare Fund

161.	Tema ETF Trust

162.	The 2023 ETF Series Trust

163.	The Community Development Fund

164.	The Cook & Bynum Fund, Series of World Funds Trust

165.	The Private Shares Fund

166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

167.	Third Avenue Trust

168.	Third Avenue Variable Series Trust

169.	Tidal Trust I

170.	Tidal Trust II

171.	Tidal Trust III

172.	Tidal Trust IV

173.	TIFF Investment Program

174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

175.	Timothy Plan International ETF, Series of The Timothy Plan

176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan

177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

179.	Total Fund Solution

180.	Touchstone ETF Trust

181.	Trailmark Series Trust

182.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

183.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

185.	T-Rex 2x Long Ether Daily Target ETF

186.	U.S. Global Investors Funds

187.	Union Street Partners Value Fund, Series of World Funds Trust

188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

192.	Virtus Stone Harbor Emerging Markets Income Fund

193.	Volatility Shares Trust

194.	WEBs ETF Trust

195.	Wedbush Series Trust

196.	Wellington Global Multi-Strategy Fund

197.	Wilshire Mutual Funds, Inc.

198.	Wilshire Variable Insurance Trust

199.	WisdomTree Trust

200.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)      The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100 Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Alicia Strout	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)      Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by the Registrant’s investment advisor, REX Advisers, LLC, 1241 Post Road, Fairfield, Connecticut 06824.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Miami, and State of Florida, on the 26th day of May, 2026.

REX ETF Trust

By:	/s/ Gregory D. King
Gregory D. King President, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Gregory D. King	President, Chief Executive Officer and Trustee	May 26, 2026
Gregory D. King

/s/ Robert Rokose	Treasurer, Chief Financial Officer and Chief Accounting Officer	May 26, 2026
Robert Rokose

)
Richard Shorten*	Trustee )	By:	/s/ Gregory Collett
	)		Gregory Collett
Huaxing (Jason) Lu*	Trustee )		Attorney-In-Fact
	)		May 26, 2026

* An original powers of attorney authorizing Gregory Collett and Robert Rokose to execute the Registrant’s Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(i)	Form of Opinion of Legal Counsel